UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2006

TWL Corporation
(Exact name of registrant as specified in its charter)

Utah	000-08924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas	75007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 309-4000

Not Applicable
Former name or former address, if changed since last report

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers;  Election of Directors; Appointment of Principal Officers.

Effective as of December 31, 2006, Arthur Kidson resigned as a member of the board of directors of TWL Corporation (the "Company"). In addition, effective as of April 9, 2007, Ron Posner also resigned as a member of the board of directors of the Company. Notwithstanding their resignations, Messrs. Kidson and Posner continue to hold advisory positions with the Company. Currently, the Company is undertaking efforts to search for qualified replacements to be appointed to fill the board of directors’ vacancies created by the resignation of Messrs. Kidson and Posner.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation
April 25, 2007	By: /s/ Dennis J. Cagan
Dennis J. Cagan
Chief Executive Officer and President